                                                                   Exhibit 3-215
--------------------------------------------------------------------------------

Microfilm Number_______        Filed with the Department of State on SEP 15 1993

Entry Number  2546268                            /s/ [graphic of signature]
                                                 -------------------------------
                                                  Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION-FOR PROFIT

                                       OF

                           MHC ACQUISITION CORPORATION
                           ---------------------------
                               Name of Corporation

                      A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

|x| Business-stock (15 Pa. C.S. ss. 1306)                        |_|   Management (15 Pa.C.S. ss. 2702)

|_| Business-nonstock (15 Pa. C.S. ss. 2102)                     |_|    Professional (15 Pa.C.S. ss. 2903)

|_| Business-statutory close (15 Pa. C.S. ss. 2303)              |_|    Insurance (15 Pa. CS. ss. 3101)

                                      |_| Cooperative (15 Pa. C.S. ss. 7102)


              DSCB:15-1800/2102/2909/2702/2903/3101/7102A (Rev 91)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1.   The name of the corporation is: MHC ACQUISITION CORPORATION

     ---------------------------------------------------------------------------

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a) 148 West State Street, Suite 100, Kennett Square, Pennsylvania 19348
         -----------------------------------------------------------------------
          Number and Street  City  State  Zip    County (Chester)

     (b) c/o: n/a
         -----------------------------------------------------------------------
          Name of Commercial Registered Office Provider      County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is; One thousand (1,000) Common Stock (other provisions, if any, attach 8 1/2x11 sheet)

5. The name and address, including number and street, if any, of each incorporator is;

         Name                          Address
   Alice A. Deck      Four Penn Center Plaza, Philadelphia, PA 19103
   -------------      ----------------------------------------------------------


6. The specific effective date, if any, is:

                                          --------------------------------------
                                          month   day   year   hour, if any

Shareholders shall not be entitled to cumulative voting.

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 15th day of September, 1993.

                                                  /s/ Alice A. Deck
------------------------------                    ------------------------------
       (Signature)                                       (Signature)

                                                     Alice A. Deck, Incorporator

                                                   Filed with the Department
                                                   of State on NOV 30 1993
                                                   /s/ [graphic of signature]
                                                   -----------------------------
                                                   Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMEST1C BUSINESS CORPORATION
                             DSCB: 15-1926 (REV 90)
                                     254628


   In compliance with the requirements of 15 Pa. C.S. ss.1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.   The name of the business corporation surviving the merger is:

            MHC Acquisition Corporation (a Pennsylvania corporation)

2. Upon the filing of these Articles of Merger, the name of the surviving business corporation shall be changed to "Meridian Healthcare, Inc." and the Articles of Incorporation shall hereby be amended through the filing of these Articles of Merger to reflect such name change.

3. The surviving business corporation is a domestic business corporation and the address of its current registered office in this Commonwealth is:

            148 West State Street
            Suite 100
            Kennett Square, PA 19348
            (Chester County)

4. The name and the address of the registered office in the Commonwealth and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger is as follows:

            None

5. The name and address of the registered office of each other foreign business corporation which is a party to the plan of merger is as follows:

            Meridian Healthcare, Inc.
            a Maryland corporation
            515 Fairmount Avenue
            Suite 800
            Towson, MD 21286

6. The manner in which the plan of merger was adopted by each domestic entity is as follows:

   Name of Entity                 Manner of Adoption
   --------------                 ------------------
   MHC Acquisition Corporation    Unanimous Consent of
                                  Board of Directors and Sole Shareholder
                                  pursuant to ss.1924(a) ss.1727(b) and
                                  ss.1766(a)


7. The plan of merger is set forth in full on Exhibit A attached hereto and made a part hereof.

   IN WITNESS WHEREOF, each undersigned entity has caused these Articles of Merger to be signed by a duly authorized officer thereof this 30th of November, 1993

                                                    MHC ACQUISITION CORPORATION
                                                    a Pennsylvania corporation

                                               By: /s/ Lewis J. Hoch
                                                   -----------------------------
                                                   Lewis J. Hoch, Vice President


                                                    MERIDIAN HEALTHCARE, INC.
                                                    a Maryland corporation

                                               By:
                                                   -----------------------------
                                                   Edward A. Burchell, President

   Name of Entity                 Manner of Adoption
   -------------                  -------------------
   MHC                            Acquisition Corporation Unanimous Consent of
                                  Board of Directors ans Sole Shareholder
                                  pursuant to ss.1924(a) ss.1727(b) and
                                  ss.1766(a)


7. The plan of merger is set forth in full on Exhibit A attached hereto and made a part hereof.

   IN WITNESS WHEREOF, each undersigned entity has caused these Articles of Merger to be signed by a duly authorized officer thereof this 30th of November, 1993

                                                   MHC ACQUISITION CORPORATION
                                                   a Pennsylvania corporation


                                               By:
                                                   -----------------------------
                                                   Micheal R. Walker, President


                                                   MERIDIAN HEALTHCARE, INC.
                                                   a Maryland corporation

                                               By: /s/ Edward A. Burchell
                                                   -----------------------------
                                                   Edward A. Burchell, President

                                   Exhibit "A"




                                 PLAN OF MERGER
                                 BY AND BETWEEN

          MHC ACQUISITION CORPORATION, a Pennsylvania corporation and
               MERIDIAN HEALTHCARE, INC., a Maryland corporation

   Plan of Merger ("Plan"), dated November 30, 1993, by and between MHC Acquisition Corporation, a Pennsylvania corporation ("MHC") and Meridian Healthcare, Inc., a Maryland corporation ("Healthcare").

                                   BACKGROUND
                                   ----------

   The Boards of Directors of MHC and Healthcare have deemed it desirable and in the best interests of their respective corporations and shareholders that the properties, businesses, assets and liabilities of Healthcare and MHC be merged into one surviving corporation, which shall be MHC, a newly formed Pennsylvania corporation to be qualified as a foreign corporation in Maryland, in accordance with the provisions of this Plan and subject to applicable law. The Boards of Directors of MHC and Healthcare have also deemed it desirable not to issue shares of MHC to the shareholders of Healthcare, but rather to issue to the shareholders of Healthcare the right to receive cash in lieu of MHC shares as authorized in Section 3-103 of the Maryland General Corporation Law ("Md. GCL").

   NOW THEREFORE, in consideration of the mutual agreements and promises herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:


                                    ARTICLE I

   Healthcare shall merge into MHC pursuant to applicable law on the terms hereinafter stated and MHC shall be the surviving corporation. Upon the Effective Time of the merger (as defined in Article VIII hereof and hereafter called the "Effective Time") and thereafter, Healthcare shall cease to exist and its properties, businesses, assets and liabilities shall become the properties, businesses, assets and liabilities of MHC as surviving corporation, and MHC shall exist as a domestic corporation under the laws of the Commonwealth of Pennsylvania, with all rights and obligations of a surviving domestic corporation as are provided by the Pennsylvania Business Corporation Law of 1988, as amended ("Pa. BCL").

                                   ARTICLE II


   At the Effective Time of the Merger, the name of MHC shall be changed to "Meridian Healthcare, Inc." and an amendment to the Articles of Incorporation to reflect such name change shall be effected by the filing of the Articles of Merger with the Pennsylvania Department of State. The Bylaws of MHC in force at the Effective Time shall not be amended by reason of the merger and shall be and remain the Bylaws of MHC after the merger, unless and until otherwise amended.


                                   ARTICLE III

   The directors and officers of MHC in office at the Effective Time shall not be changed by reason of the merger and shall be and remain the directors and respective officers after the merger until the end of the respective terms for which they are elected, subject to removal, resignation or such other changes as may otherwise occur.


                                   ARTICLE IV


   The manner of and basis for converting the outstanding shares of capital stock of Healthcare into the rights to receive cash in lieu of shares of Common Stock of MHC and the mode for carrying into effect the merger contemplated hereby shall be that, upon the Effective Time, all of the shares of common stock held by the shareholders of Healthcare shall, by operation of law, automatically be converted into the rights to receive cash in lieu of shares of MHC, in the following manner:

   At the Effective Time, each share of common stock, no par value, of Healthcare issued and outstanding immediately prior to the Effective Time shall, by virtue of the merger and without any action on the part of the holder thereof, be automatically cancelled and converted into and become by operation of law, the right, on the part of the holder to receive cash equal to $58,012.00 per share. At the Effective Time, any and all treasury shares of Healthcare shall be canceled and nothing issued in exchange therefor. Upon surrender by the holders of Healthcare stock of their share certificates to MHC, the cash required to be paid with respect to such shares pursuant to this Plan of Merger shall be paid to such shareholders.

                                    ARTICLE V


   Healthcare and MHC, by agreement in writing authorized by their respective Boards of Directors, may amend the Plan at any time before or after approval hereof by the shareholders of any or both of them, without further approval of such shareholders, provided that the amendment does not adversely affect the rights and privileges of the shareholders of Healthcare or MHC. This Plan may be terminated at any time prior to the Effective Time by the Boards of Directors of Healthcare and MHC by mutual written consent without the approval of the shareholders of Healthcare or MHC.


                                   ARTICLE VI

   The President or any Vice president, and the Secretary or Assistant Secretary of MHC, and the President or the Executive Vice President and the Secretary or the Treasurer of Healthcare, shall, and are hereby authorized and directed, before and after the Effective Time, to perform all such further acts, and execute any and all agreements, papers and documents arising from, in connection with or relating to, the merger contemplated by this Plan as they shall in their sole discretion deem advisable, and to deliver the same.


                                   ARTICLE VII


   This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                  ARTICLE VIII

   This Plan shall be deemed effective as of (i) the time the Articles of Merger are filed with the Secretary of the Commonwealth of Pennsylvania or (ii) the time the Articles of Merger are accepted for record by the State Department of Assessments and Taxation of Maryland, whichever is later ("Effective Time").

   IN WITNESS WHEREOF, MHC Acquisition corporation and Meridian Healthcare, Inc., the corporations and parties to the merger, have caused this Plan of Merger to be signed in their respective corporate names and on their behalf by their respective corporate names and on their behalf by their respective presidents or vice-presidents and witnessed or attested by their respective secretaries or assistant secretaries, as of the 30th day of November, 1993.

                                                    MHC ACQUISITION CORPORATION,
                                                    a Pennsylvania corporation

                                                By: /s/ Lewis J. Hoch
                                                    ----------------------------
                                                           Vice President

Attest:  (Witness:)

/s/ [graphic of signature]
--------------------------
      Asst. Secretary

                                                     MERIDIAN HEALTHCARE, INC.,
                                                     a Maryland corporation

                                                 By: /s/ Edward A. Burchell
                                                     ---------------------------
                                                         President
Attest: (Witness:)

--------------------------

   THE UNDERSIGNED, President or Vice president of MHC Acquisition Corporation who executed on behalf of said corporation the foregoing Plan of Merger, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Plan of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                      /s/ Lewis J. Hoch
                                                      --------------------------
                                                           Vice President

   THE UNDERSIGNED, President or Vice President of Meridian Healthcare, Inc. who executed on behalf of said corporation the foregoing Plan of Merger, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Plan of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                      /s/ Edward A. Burchell
                                                          ----------------------
                                                               President


                                       -5-